Exhibit 99.1

INTELLECTUAL PROPERTY PURCHASE AND ASSIGNMENT AGREEMENT

This INTELLECTUAL PROPERTY PURCHASE AND ASSIGNMENT AGREEMENT (the “Agreement”), dated as of August ___, 2017, is made by and between ______________________________ (“Seller”), an individual residing in [California] in favor of Dthera Sciences (“Buyer”), a Nevada corporation, located at 7310 Miramar Road, Suite 350, San Diego, CA 92126. The Buyer and Seller may each be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.	The Buyer desires to formalize the acquisition of certain intellectual property it uses in the operation of its business, including, without limitation, the intellectual property of the Seller, pursuant to the terms of this Agreement.

B.	The Seller desires to sell, convey, transfer, and assign the intellectual property listed below to the Buyer, pursuant to the terms of this Agreement.

C.	It is understood that the Buyer operates a Digital Therapeutic Company focused on Reminiscence Therapy and that any intangible rights assigned by the Seller to the Buyer are expressly limited to the business of Digital Therapeutics delivering Reminiscence Therapy and nothing beyond.

AGREEMENT

NOW THEREFORE, the Parties agree as follows:

1.                  Sale and Assignment. For good and valuable consideration set forth on the signature page hereto, the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably conveys, transfers, and assigns to Buyer (the “IP Assignment”), and Buyer hereby accepts, all of Seller's right, title, and interest in and to the following (the “Assigned IP”):

(a)               the patents and patent applications set forth on Schedule 1 hereto and all issuances, divisions, continuations, continuations-in-part, reissues, extensions, reexaminations, and renewals thereof (the “Patents”);

(b)               the trademark registrations and applications set forth on Schedule 2 hereto and all issuances, extensions, and renewals thereof (the “Trademarks”), together with the goodwill of the business connected with the use of, and symbolized by, the Trademarks; provided that, with respect to the United States intent-to-use trademark applications set forth on Schedule 2 hereto, the transfer of such applications accompanies, pursuant to the Asset Purchase Agreement, the transfer of Seller's business, or portion of the business to which the trademark pertains, and that business is ongoing and existing;

(c)               the copyright registrations, applications for registration, and exclusive copyright licenses set forth on Schedule 3 hereto and all issuances, extensions, and renewals thereof (the “Copyrights”);

(d)               all other intangible rights, including but not limited to strategic vision, business connections, personal contacts and connections of the Seller which directly related to the business of the Buyer, as described and set forth on Schedule 4 hereto;

(e)               royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the Assigned IP listed above; and

(f)                any and all claims and causes of action, with respect to any of the foregoing, whether accruing before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

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2.                  Purchase Price to be Paid; Determination of Purchase Price. The “Purchase Price” to be paid by the Buyer for the Assigned IP shall be $______________________, payable by the Buyer to the Seller in cash or as otherwise agreed between the Buyer and the Seller. By signing below, the Buyer understands, acknowledges, and agrees that the Purchase Price for the Assigned IP covered by this Agreement has been determined to be appropriate by the Board of Directors of the Buyer, and that the Buyer agrees that the Purchase Price is fair consideration to pay to acquire the Assigned IP.

3.                  No Further Rights in Assigned IP. By signing below, the Seller understands, acknowledges, and agrees that upon the execution of this Agreement by the Seller, the Seller is selling and assigning all right, title, and interest in and to the Assigned IP to the Buyer, and that the Seller shall have no further right, title, or interest in or to the Assigned IP, and that this Agreement is definitive and final with respect to the sale and transfer of the Assigned IP.

4.                  Representations and Warranties. Seller represents and warrants to Buyer:

(a)               Seller has the right, power and authority to enter into this Agreement;

(b)               Seller is the exclusive owners of all right, title and interest in the Assigned IP free of any security interest, charge or encumbrance;

(c)               Seller warrants that all documents, computer records, disks and other materials of any nature of kind containing the Assigned IP or any portion thereof have been turned over to Buyer, and that Seller will not personally retain the Assigned IP, or any portion thereof, in any form whatsoever after the closing of the within transaction except as specifically permitted hereunder;

(d)               The Assigned IP does not infringe the rights of any person or entity;

(e)               There are no claims, pending or threatened, with respect to Seller’s rights in the Intellectual Property;

(f)                This Agreement is valid, binding and enforceable in accordance with its terms;

(g)               Seller is not subject to any agreement, judgment or order inconsistent with the terms of this Agreement.

(h)               The Seller continues to work for or with the Buyer and needs access to the Assigned IP to continue to fulfill his or her job responsibilities for the Buyer.

5.                  Recordation and Further Actions. Seller hereby authorizes the Commissioner for Patents and the Commissioner for Trademarks in the United States Patent and Trademark Office and the Register of Copyrights in the United States Copyright Office to record and register this IP Assignment upon request by Buyer. Following the date hereof, upon Buyer's reasonable request, and at Buyer's sole cost and expense, Seller shall take such steps and actions, and provide such cooperation and assistance to Buyer and its successors, assigns, and legal representatives, including the execution and delivery of any affidavits, declarations, oaths, exhibits, assignments, powers of attorney, or other documents, as may be reasonably necessary to effect, evidence, or perfect the assignment of the Assigned IP to Buyer, or any assignee or successor thereto.

6.                  Release by Seller. In exchange and further consideration for the payment of the Purchase Price by the Buyer, Seller hereby forever releases and discharges Dthera Sciences and EveryStory, Inc., and all of either of their officers, directors, agents, employees, parents, subsidiaries, attorneys, predecessors and successors in interest, and assigns and all other persons, firms, or corporations with whom any of the foregoing may now or may hereafter be affiliated (the “Dthera Parties”), of and from any and all past or present claims, demands, debts, liabilities, obligations, actions, causes of action, damages, attorneys’ fees, costs, loss of services, expenses and compensation of any nature relating to the Assigned IP and/or the Seller’s employment and/or consulting relationship with the Dthera Parties, whether known or unknown, whether based on the United States Constitution, any state constitution, United States statutory violation, any state statutory violation, contract, tort, or other theory of recovery, which Seller now has or may have.

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7.                  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

8.                  Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9.                  Governing Law. This Agreement and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based upon, arising out of, or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the United States and the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

[Signature page follows.]

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IN WITNESS WHEREOF, Seller has duly executed and delivered this IP Assignment as of the date first above written.

SELLER
_______________________________________

By: _____________________ Name: Title: Address for Notices:

AGREED TO AND ACCEPTED:

DTHERA SCIENCES

By: _____________________ Name: Title: Address for Notices: 7310 Miramar Rd., Suite 350 San Diego, CA 92126

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Schedule 1

ASSIGNED PATENTS AND PATENT APPLICATIONS

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Schedule 2

ASSIGNED TRADEMARK REGISTRATIONS AND APPLICATIONS

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Schedule 3

ASSIGNED COPYRIGHT REGISTRATIONS AND APPLICATIONS

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SCHEDULE 4

OTHER INTANGIBLE PROPERTY TO BE TRANSFERRED

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